Exhibit 10.37

AMENDMENT TO NON-REVOLVING CREDIT LINE LOAN AGREEMENT

BY THIS AMENDMENT, entered into on the 19th day of October 2002, to the AGREEMENT made and entered into as of the 19th day of October, 2001, AZCO MINING INC., a Delaware corporation, whose address is 7239 North El Mirage Road, Glendale, Arizona (hereinafter called "Borrower"), and Luis Barrenchea, Trustee under Declaration of Trust dated July 6, 1987, whose address is 10121 Sunkist circle, villa Park, California (hereinafter called "Lender"), for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1.

GENERAL TERMS

1.1

Lender agrees to extend the term of the October 19, 2001, $100,000 loan an additional year, whereby the principal amount payable will be due October 3, 2003.

1.2

This amendment shall be evidenced by a Non-Revolving Credit Line Note in the form attached hereto as Exhibit A (the "Note") of Borrower, executed and delivered simultaneously with the execution of this Amendment, in the face amount of $100,000, payable to Lender upon the terms and conditions contained therein.

1.3

The Note replaces the note executed in conjunction with the October 19, 2001 non-revolving credit loan agreement.

1.4

In consideration of the extension of the October 19, 2001 loan an additional year, Borrower shall extend the term of the warrant, issued in conjunction with the October 19, 2001 loan an additional year through October 19, 2003.  This amended warrant for the purchase of 125,000 shares of Borrower's common stock is attached hereto as Exhibit B (the "Warrant"), and Borrower and Lender shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit C.

IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

BORROWER

AZCO MINING INC., a Delaware corporation

By:  /s/ Ryan Modesto________________________

Its:  Vice President - Finance

LENDER

              /s/ Luis Barrenchea___________________

               Luis Barrenechea